                                POWER OF ATTORNEY

The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of August, 1994.


                                                  /s/ Glenn A. McRae
                                                  --------------------------
                                                  Glenn A. McRae

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 GLENN A. MCRAE


Ambulatory Resources, Inc.............................................  Director
Atlanta MOB, Inc......................................................  Director
Beltway Community Hospital, Inc.......................................  Director
Charter of Alabama, Inc...............................................  Director
C.A.C.O. Services, Inc................................................  Director
CCM, Inc..............................................................  Director
Charter Augusta Behavioral Health System, Inc.........................  Director
Charter Beacon Behavioral Health System, Inc..........................  Director
Charter Behavioral Health System of Athens, Inc.......................  Director
Charter Behavioral Health System of Austin, Inc ......................  Director
Charter Behavioral Health System of Central
     Georgia, Inc.....................................................  Director
Charter Behavioral Health System of
     Charleston, Inc..................................................  Director
Charter Behavioral Health System of
     Charlottesville, Inc.............................................  Director
Charter Behavioral Health System of Chicago, Inc......................  Director
Charter Behavioral Health System of
     Columbia, Inc....................................................  Director
Charter Behavioral Health System of
     Corpus Christi, Inc..............................................  Director
Charter Behavioral Health System of Dallas, Inc.......................  Director
Charter Behavioral Health System of
     Ft. Worth, Inc...................................................  Director
Charter Behavioral Health System of Jackson, Inc......................  Director
Charter Behavioral Health System of
     Jacksonville, Inc................................................  Director
Charter Behavioral Health System of
     Kansas City, Inc.................................................  Director
Charter Behavioral Health system of
     Lake Charles, Inc................................................  Director
Charter Behavioral Health System of Mobile, Inc.......................  Director
Charter Behavioral Health System of Nevada, Inc.......................  Director
Charter Behavioral Health System of
     New Mexico, Inc..................................................  Director
Charter Behavioral Health System of
     Northern California, Inc.........................................  Director
Charter Behavioral Health System of
     Northwest Arkansas, Inc..........................................  Director
Charter Behavioral Health System of Northwest
     Indiana, Inc.....................................................  Director
Charter Behavioral Health System of Paducah, Inc......................  Director
Charter Behavioral Health System of
     Savannah, Inc....................................................  Director
Charter Behavioral Health System of Southern
     California, Inc..................................................  Director
Charter Behavioral Health System of Tampa

     Bay, Inc.........................................................  Director
Charter Behavioral Health System of Toledo, Inc.......................  Director
Charter Behavioral Health System of the
     Inland Empire, Inc...............................................  Director
Charter Behavioral Health System of
     Winston-Salem, Inc...............................................  Director
Charter-By-The-Sea Behavioral Health System, Inc......................  Director
Charter Canyon Behavioral Health System, Inc..........................  Director
Charter Colonial Institute, Inc.......................................  Director
Charter Community Hospital, Inc.......................................  Director
Charter Community Hospital of Des Moines, Inc.........................  Director
Charter Contract Services, Inc........................................  Director
Charter Fairmount Behavioral Health System, Inc.......................  Director
Charter Financial Offices, Inc........................................  Director
Charter Forest Behavioral Health Systems, Inc.........................  Director
Charter Grapevine Behavioral Health System, Inc.......................  Director
Charter Greensboro Behavioral Health System, Inc......................  Director
Charter Health Management of Texas, Inc...............................  Director
Charter Hospital of Columbus, Inc.....................................  Director
Charter Hospital of Denver, Inc.......................................  Director
Charter Hospital of Ft. Collins, Inc..................................  Director
Charter Hospital of Laredo, Inc.......................................  Director
Charter Hospital of Miami, Inc........................................  Director
Charter Hospital of Mobile, Inc.......................................  Director
Charter Hospital of Northern New Jersey, Inc..........................  Director
Charter Hospital of Santa Teresa, Inc.................................  Director
Charter Hospital of St. Louis, Inc....................................  Director
Charter Hospital of Torrance, Inc.....................................  Director
Charter Indianapolis Behavioral
     Health System, Inc...............................................  Director
Charter Lafayette Behavioral Health System, Inc.......................  Director
Charter Lakeside Behavioral Health System, Inc........................  Director
Charter Little Rock Behavioral
     Health System, Inc...............................................  Director
Charter Louisville Behavioral Health System, Inc......................  Director
Charter Medical - California, Inc.....................................  Director
Charter Medical - Clayton County, Inc.................................  Director
Charter Medical - Cleveland, Inc......................................  Director
Charter Medical - Dallas, Inc.........................................  Director
Charter Medical Executive Corporation.................................  Director
Charter Medical Information Services, Inc.............................  Director
Charter Medical International, S.A., Inc..............................  Director
Charter Medical - Long Beach, Inc.....................................  Director
Charter Medical Management Company....................................  Director
Charter Medical - New York, Inc.......................................  Director
Charter Medical of East Valley, Inc...................................  Director
Charter Medical of North Phoenix, Inc.................................  Director
Charter Medical of Orange County, Inc.................................  Director
Charter Mental Health Options, Inc....................................  Director
Charter Milwaukee Behavioral Health System, Inc.......................  Director
Charter Mission Viejo Behavioral Health
     System, Inc......................................................  Director
Charter MOB of Charlottesville, Inc...................................  Director
Charter North Behavioral Health System, Inc...........................  Director
Charter North Counseling Center, Inc..................................  Director

Charter Northridge Behavioral Health System, Inc......................  Director
Charter Northside Hospital, Inc.......................................  Director
Charter Oak Behavioral Health System, Inc.............................  Director
Charter Palms Behavioral Health System, Inc...........................  Director
Charter Peachford Behavioral Health System, Inc.......................  Director
Charter Pines Behavioral Health System, Inc...........................  Director
Charter Plains Behavioral Health System, Inc..........................  Director
Charter - Provo School, Inc...........................................  Director
Charter Psychiatric Hospitals, Inc....................................  Director
Charter Real Behavioral Health System, Inc............................  Director
Charter Regional Medical Center, Inc..................................  Director
Charter Ridge Behavioral Health System, Inc...........................  Director
Charter Rivers Behavioral Health System, Inc..........................  Director
Charter San Diego Behavioral Health System, Inc.......................  Director
Charter Sioux Falls Behavioral Health
     System, Inc......................................................  Director
Charter South Bend Behavioral Health System, Inc......................  Director
Charter Springs Behavioral Health System, Inc.........................  Director
Charter Suburban Hospital of Mesquite, Inc............................  Director
Charter Terre Haute Behavioral Health
     System, Inc......................................................  Director
Charter Thousand Oaks Behavioral Health
     System, Inc......................................................  Director
Charterton/LaGrange, Inc..............................................  Director
Charter Treatment Center of Michigan, Inc.............................  Director
Charter Westbrook Behavioral Health System, Inc.......................  Director
Charter Wichita Behavioral Health System, Inc.........................  Director
Charter Woods Behavioral Health System, Inc...........................  Director
Charter Woods Hospital, Inc...........................................  Director
CMCI, Inc.............................................................  Director
CMSF, Inc.............................................................  Director
CMFC, Inc.............................................................  Director
CPS Associates, Inc...................................................  Director
Desert Springs Hospital, Inc..........................................  Director
Employee Assistance Services, Inc.....................................  Director
Florida Health Facilities, Inc........................................  Director
Gulf Coast EAP Services, Inc..........................................  Director
Gwinnett Immediate Care Center, Inc...................................  Director
HCS, Inc..............................................................  Director
Holcomb Bridge Immediate Care Center, Inc.............................  Director
Hospital Investors, Inc...............................................  Director
Mandarin Meadows, Inc.................................................  Director
Metropolitan Hospital, Inc............................................  Director
Middle Georgia Hospital, Inc..........................................  Director
Pacific - Charter Medical, Inc........................................  Director
Peachford Professional Network, Inc...................................  Director
Rivoli, Inc...........................................................  Director
Shallowford Community Hospital, Inc...................................  Director
Sistemas De Terapia Respiratoria S.A., Inc............................  Director
Stuart Circle Hospital Corporation....................................  Director
Charter Medical of Florida, Inc.......................................  Director
Western Behavioral System, Inc........................................  Director
Charter Medical of Puerto Rico, Inc...................................  Director

Charter Alvarado Behavioral Health System, Inc........................  Director
Charter Appalachian Hall Behavioral
     Health System, Inc...............................................  Director
Charter Behavioral Health System at
     Fair Oaks, Inc...................................................  Director
Charter Behavioral Health System at
     Hidden Brook, Inc................................................  Director
Charter Behavioral Health System at
     Potomac Ridge, Inc...............................................  Director
Charter Behavioral Health System at
     Warwick Manor, Inc...............................................  Director
Charter Behavioral Health System of
     Baywood, Inc.....................................................  Director
Charter Behavioral Health System of
     Bradenton, Inc...................................................  Director
Charter Behavioral Health System of
     Evansville, Inc..................................................  Director
Charter Behavioral Health System of
     Lafayette, Inc...................................................  Director
Charter Behavioral Health System at
     Michigan City, Inc...............................................  Director
Charter Behavioral Health System of
     Nashua, Inc......................................................  Director
Charter Behavioral Health System of
     San Jose, Inc....................................................  Director
Charter Behavioral Health System of
     Texarkanna, Inc..................................................  Director
Charter Behavioral Health System of
     Visalia, Inc.....................................................  Director
Charter Behavioral Health System of
     Waverly, Inc.....................................................  Director
Charter Behavioral Health System of
     Tucson, Inc......................................................  Director
Charter Canyon Springs Behavioral
     Health System, Inc...............................................  Director
Charter Centennial Peaks Behavioral
     Health System, Inc...............................................  Director
Charter Cove Forge Behavioral Health
     System, Inc......................................................  Director
Charter Fairbridge Behavioral Health
     System, Inc......................................................  Director
Charter Lakehurst Behavioral Health
     System, Inc......................................................  Director
Charter Linden Oaks Behavioral Health
     System, Inc......................................................  Director
Charter Meadows Behavioral Health
     System, Inc......................................................  Director
Charter Springwood Behavioral Health
     System, Inc......................................................  Director
Charter White Oak Behavioral Health
     System, Inc......................................................  Director
NEPA-Massachusetts....................................................  Director
NEPA-New Hampshire....................................................  Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of August, 1994.


                                             /s/ Charlotte A. Sanford
                                             -------------------------------
                                             Charlotte A. Sanford

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              CHARLOTTE A. SANFORD


Ambulatory Resources, Inc............................................  Treasurer
Atlanta MOB, Inc.....................................................  Treasurer
Beltway Community Hospital, Inc......................................  Treasurer
CCM, Inc.............................................................  Treasurer
Charter Alvarado Behavioral Health System, Inc.......................  Treasurer
Charter Appalachian Hall Behavioral Health System, Inc...............  Treasurer
Charter Arbor Indy Behavioral Health System, Inc.....................  Treasurer
Charter Augusta Behavioral Health System, Inc........................  Treasurer
Charter Bay Harbor Behavioral Health System, Inc.....................  Treasurer
Charter Beacon Behavioral Health System, Inc.........................  Treasurer
Charter Behavioral Health System at Fair Oaks, Inc...................  Treasurer
Charter Behavioral Health System at Hidden Brook, Inc................  Treasurer
Charter Behavioral Health System at Los Altos, Inc...................  Treasurer
Charter Behavioral Health System at Potomac Ridge, Inc...............  Treasurer
Charter Behavioral Health System at Warwick Manor, Inc...............  Treasurer
Charter Behavioral Health System of Athens, Inc......................  Treasurer
Charter Behavioral Health System of Austin, Inc......................  Treasurer
Charter Behavioral Health System of Baywood, Inc.....................  Treasurer
Charter Behavioral Health System of Bradenton, Inc...................  Treasurer
Charter Behavioral Health System of Canoga Park, Inc.................  Treasurer
Charter Behavioral Health System of Central Georgia, Inc.............  Treasurer
Charter Behavioral Health System of Charleston, Inc..................  Treasurer
Charter Behavioral Health System of Charlottesville, Inc.............  Treasurer
Charter Behavioral Health System of Chicago, Inc.....................  Treasurer
Charter Behavioral Health System of Chula Vista, Inc.................  Treasurer
Charter Behavioral Health System of Columbia, Inc....................  Treasurer
Charter Behavioral Health System of Corpus Christi, Inc..............  Treasurer
Charter Behavioral Health System of Dallas, Inc......................  Treasurer
Charter Behavioral Health System of Evansville, Inc..................  Treasurer
Charter Behavioral Health System of Ft. Worth, Inc...................  Treasurer
Charter Behavioral Health System of Jackson, Inc.....................  Treasurer
Charter Behavioral Health System of Jacksonville, Inc................  Treasurer
Charter Behavioral Health System of Jefferson, Inc...................  Treasurer
Charter Behavioral Health System of Kansas City, Inc.................  Treasurer
Charter Behavioral Health System of Lafayette, Inc...................  Treasurer
Charter Behavioral Health System of Lake Charles, Inc................  Treasurer
Charter Behavioral Health System of Lakewood, Inc....................  Treasurer
Charter Behavioral Health System of Michigan City, Inc...............  Treasurer
Charter Behavioral Health System of Mobile, Inc......................  Treasurer
Charter Behavioral Health System of Nashua, Inc......................  Treasurer
Charter Behavioral Health System of Nevada, Inc......................  Treasurer
Charter Behavioral Health System of New Mexico, Inc..................  Treasurer
Charter Behavioral Health System of Northern
     California, Inc.................................................  Treasurer
Charter Behavioral Health System of Northwest
     Arkansas, Inc...................................................  Treasurer
Charter Behavioral Health System of Northwest
     Indiana, Inc....................................................  Treasurer
Charter Behavioral Health System of Paducah, Inc.....................  Treasurer
Charter Behavioral Health System of Rockford, Inc....................  Treasurer
Charter Behavioral Health System of San Jose, Inc....................  Treasurer
Charter Behavioral Health System of Southern
     California, Inc.................................................  Treasurer
Charter Behavioral Health System of Tampa Bay, Inc...................  Treasurer
Charter Behavioral Health System of Texarkana, Inc...................  Treasurer
Charter Behavioral Health System of the Inland
     Empire, Inc.....................................................  Treasurer
Charter Behavioral Health System of Toledo, Inc......................  Treasurer
Charter Behavioral Health System of Tucson, Inc......................  Treasurer
Charter Behavioral Health System of Virginia Beach, Inc..............  Treasurer
Charter Behavioral Health System of Visalia, Inc.....................  Treasurer
Charter Behavioral Health System of Waverly, Inc.....................  Treasurer
Charter Behavioral Health System of Winston-Salem, Inc...............  Treasurer
Charter Behavioral Health System of Yorba Linda, Inc.................  Treasurer
Charter Behavioral Health System of Atlanta, Inc.....................  Treasurer
Charter Brawner Behavioral Health System, Inc........................  Treasurer
Charter Canyon Behavioral Health System, Inc.........................  Treasurer
Charter Canyon Springs Behavioral Health System, Inc.................  Treasurer
Charter Centennial Peaks Behavioral Health System, Inc...............  Treasurer
Charter Colonial Institute, Inc......................................  Treasurer
Charter Community Hospital, Inc......................................  Treasurer
Charter Community Hospital of Des Moines, Inc........................  Treasurer
Charter Contract Services, Inc.......................................  Treasurer
Charter Cove Forge Behavioral Health System, Inc.....................  Treasurer
Charter Crescent Pines Behavioral Health System, Inc.................  Treasurer
Charter Fairbridge Behavioral Health System, Inc.....................  Treasurer
Charter Fairmount Behavioral Health System, Inc......................  Treasurer
Charter Fenwick Hall Behavioral Health System, Inc...................  Treasurer
Charter Financial Offices, Inc.......................................  Treasurer
Charter Forest Behavioral Health System, Inc.........................  Treasurer
Charter Grapevine Behavioral Health System, Inc......................  Treasurer
Charter Greensboro Behavioral Health System, Inc.....................  Treasurer
Charter Health Management of Texas, Inc..............................  Treasurer
Charter Hospital of Columbus, Inc....................................  Treasurer
Charter Hospital of Denver, Inc......................................  Treasurer
Charter Hospital of Ft. Collins, Inc.................................  Treasurer
Charter Hospital of Laredo, Inc......................................  Treasurer
Charter Hospital of Miami, Inc.......................................  Treasurer
Charter Hospital of Mobile, Inc......................................  Treasurer
Charter Hospital of Northern New Jersey, Inc.........................  Treasurer
Charter Hospital of Santa Teresa, Inc................................  Treasurer
Charter Behavioral Health System of Savannah, Inc....................  Treasurer
Charter Hospital of St. Louis, Inc...................................  Treasurer
Charter Hospital of Torrance, Inc....................................  Treasurer
Charter Indianapolis Behavioral Health System, Inc...................  Treasurer
Charter Lafayette Behavioral Health System, Inc......................  Treasurer
Charter Lakehurst Behavioral Health System, Inc......................  Treasurer
Charter Lakeside Behavioral Health System, Inc.......................  Treasurer
Charter Laurel Heights Behavioral Health System, Inc.................  Treasurer

Charter Laurel Oaks Behavioral Health System, Inc....................  Treasurer
Charter Linden Oaks Behavioral Health System, Inc....................  Treasurer
Charter Little Rock Behavioral Health System, Inc....................  Treasurer
Charter Louisville Behavioral Health System, Inc.....................  Treasurer
Charter Meadows Behavioral Health System, Inc........................  Treasurer
Charter Medfield Behavioral Health System, Inc.......................  Treasurer
Charter Medical Executive Corporation................................  Treasurer
Charter Medical Information Services, Inc............................  Treasurer
Charter Medical International, S.A., Inc.............................  Treasurer
Charter Medical Management Company...................................  Treasurer
Charter Medical of East Valley, Inc..................................  Treasurer
Charter Medical of North Phoenix, Inc................................  Treasurer
Charter Medical of Orange County, Inc................................  Treasurer
Charter Medical - California, Inc....................................  Treasurer
Charter Medical - Clayton County, Inc................................  Treasurer
Charter Medical - Cleveland, Inc.....................................  Treasurer
Charter Medical - Dallas, Inc........................................  Treasurer
Charter Medical - Long Beach, Inc....................................  Treasurer
Charter Medical - New York, Inc......................................  Treasurer
Charter Mental Health Options, Inc...................................  Treasurer
Charter Mid-South Behavioral Health System, Inc......................  Treasurer
Charter Milwaukee Behavioral Health System, Inc......................  Treasurer
Charter Mission Viejo Behavioral Health System, Inc..................  Treasurer
Charter MOB of Charlottesville, Inc..................................  Treasurer
Charter North Behavioral Health System, Inc..........................  Treasurer
Charter North Counseling Center, Inc.................................  Treasurer
Charter Northbrooke Behavioral Health System, Inc....................  Treasurer
Charter Northridge Behavioral Health System, Inc.....................  Treasurer
Charter Northside Hospital, Inc......................................  Treasurer
Charter Oak Behavioral Health System, Inc............................  Treasurer
Charter of Alabama, Inc..............................................  Treasurer
Charter Palms Behavioral Health System, Inc..........................  Treasurer
Charter Peachford Behavioral Health System, Inc......................  Treasurer
Charter Pines Behavioral Health System, Inc..........................  Treasurer
Charter Plains Behavioral Health System, Inc.........................  Treasurer
Charter Psychiatric Hospitals, Inc...................................  Treasurer
Charter Real Behavioral Health System, Inc...........................  Treasurer
Charter Regional Medical Center, Inc.................................  Treasurer
Charter Richmond Behavioral Health System, Inc.......................  Treasurer
Charter Ridge Behavioral Health System, Inc..........................  Treasurer
Charter Rivers Behavioral Health System, Inc.........................  Treasurer
Charter San Diego Behavioral Health System, Inc......................  Treasurer
Charter Serenity Lodge Behavioral Health System, Inc.................  Treasurer
Charter Sioux Falls Behavioral Health System, Inc....................  Treasurer
Charter South Bend Behavioral Health System, Inc.....................  Treasurer
Charter Springs Behavioral Health System, Inc........................  Treasurer
Charter Springwood Behavioral Health System, Inc.....................  Treasurer
Charter Surburban Hospital of Mesquite, Inc..........................  Treasurer
Charter Terre Haute Behavioral Health System, Inc....................  Treasurer
Charter Thousand Oaks Behavioral Health System, Inc..................  Treasurer
Charter Tidewater Behavioral Health System, Inc......................  Treasurer
Charter Treatment Center of Michigan, Inc............................  Treasurer
Charter Westbrook Behavioral Health System, Inc......................  Treasurer

Charter White Oak Behavioral Health System, Inc......................  Treasurer
Charter Wichita Behavioral Health System, Inc........................  Treasurer
Charter Woods Behavioral Health System, Inc..........................  Treasurer
Charter Woods Hospital, Inc..........................................  Treasurer
Charter - Provo School, Inc..........................................  Treasurer
Charterton/LaGrange, Inc.............................................  Treasurer
Charter-By-The-Sea Behavioral Health System, Inc.....................  Treasurer
CMCI, Inc............................................................  Treasurer
CMFC, Inc............................................................  Treasurer
CMSF, Inc............................................................  Treasurer
CPS Associates, Inc..................................................  Treasurer
C.A.C.O. Services, Inc...............................................  Treasurer
Desert Springs Hospital, Inc.........................................  Treasurer
Employee Assistance Services, Inc....................................  Treasurer
Florida Health Facilities, Inc.......................................  Treasurer
Gulf Coast EAP Services, Inc.........................................  Treasurer
Gwinnett Immediate Care Center, Inc..................................  Treasurer
HCS, Inc.............................................................  Treasurer
Holcomb Bridge Immediate Care Center, Inc............................  Treasurer
Hospital Investors, Inc..............................................  Treasurer
Mandarin Meadows, Inc................................................  Treasurer
Metropolitan Hospital, Inc...........................................  Treasurer
Middle Georgia Hospital, Inc.........................................  Treasurer
Pacific - Charter Medical, Inc.......................................  Treasurer
Peachford Professional Network, Inc..................................  Treasurer
Rivoli, Inc..........................................................  Treasurer
Shallowford Community Hospital, Inc..................................  Treasurer
Sistemas De Terapia Respiratoria S.A., Inc...........................  Treasurer
Stuart Circle Hospital Corporation...................................  Treasurer
Western Behavioral System, Inc.......................................  Treasurer
Carter Medical (Cayman Islands) Ltd..................................  Treasurer
Charter Medical International, Inc...................................  Treasurer
Charter Medical of England Limited...................................  Director
Charter Medical of Puerto Rico, Inc..................................  Treasurer
Schizophrenia Treatment and Rehabilitation, Inc......................  Treasurer
Charter Medical of Florida, Inc......................................  Treasurer
NEPA-Massachusetts...................................................  Treasurer
NEPA-New Hampshire...................................................  Treasurer

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of August, 1994.


                                             /s/ Jim R. Johnson
                                             ------------------------------
                                             Jim R. Johnson

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 JIM R. JOHNSON


Charter Behavioral Health System of Fort Worth, Inc................... President
Charter Plains Behavioral Health System, Inc.........................  President
Charter Behavioral Health System of Austin, Inc......................  President
Charter Behavioral Health System of Baywood, Inc.....................  President
Charter Behavioral Health System of Corpus Christi, Inc..............  President
Charter Behavioral Health System of Dallas, Inc......................  President
Charter Behavioral Health System of Jackson, Inc.....................  President
Charter Behavioral Health System of Lafayette, Inc...................  President
Charter Behavioral Health System of Lake Charles, Inc................  President
Charter Behavioral Health System of Mobile, Inc......................  President
Charter Behavioral Health System of New Mexico, Inc..................  President
Charter Behavioral Health System of Winston-Salem, Inc...............  President
Charter Forest Behavioral Health System, Inc.........................  President
Charter Grapevine Behavioral Health System, Inc......................  President
Charter Greensboro Behavioral Health System, Inc.....................  President
Charter Hospital of Mobile, Inc......................................  President
Charter Lakeside Behavioral Health System, Inc.......................  President
Charter Northridge Behavioral Health System, Inc.....................  President
Charter Palms Behavioral Health System, Inc..........................  President
Charter Pines Behavioral Health System, Inc..........................  President
Charter Real Behavioral Health System, Inc...........................  President
Charter Woods Hospital, Inc..........................................  President
Charter Woods Behavioral Health System, Inc..........................  President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of August, 1994.


                                             /s/ John C. McCauley
                                             --------------------------------
                                             John C. McCauley

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOHN C. MCCAULEY



Ambulatory Resources, Inc........................... Director and Vice President
Atlanta MOB, Inc.................................... Director and Vice President
Beltway Community Hospital, Inc..................... Director and Vice President
Charter of Alabama, Inc............................. Director and Vice President
C.A.C.O. Services, Inc.............................. Director and Vice President
CCM, Inc............................................ Director and Vice President
Charter Augusta Behavioral Health
System, Inc......................................... Director and Vice President
Charter Beacon Behavioral Health
System, Inc......................................... Director and Vice President
Charter Behavioral Health System
of Athens, Inc...................................... Director and Vice President
Charter Behavioral Health System
of Austin, Inc...................................... Director and Vice President
Charter Behavioral Health System
of Central Georgia, Inc............................. Director and Vice President
Charter Behavioral Health System
of Charleston, Inc.................................. Director and Vice President
Charter Behavioral Health System
of Charlottesville, Inc............................. Director and Vice President
Charter Behavioral Health System
of Chicago, Inc..................................... Director and Vice President
Charter Behavioral Health System
of Columbia, Inc.................................... Director and Vice President
Charter Behavioral Health System
of Corpus Christi, Inc.............................. Director and Vice President
Charter Behavioral Health System
of Dallas, Inc...................................... Director and Vice President
Charter Behavioral Health System
of Ft. Worth, Inc................................... Director and Vice President
Charter Behavioral Health System
of Jackson, Inc..................................... Director and Vice President
Charter Behavioral Health System
of Jacksonville, Inc................................ Director and Vice President
Charter Behavioral Health System
of Kansas City, Inc................................. Director and Vice President
Charter Behavioral Health System
of Lake Charles, Inc................................ Director and Vice President
Charter Behavioral Health System
of Mobile, Inc...................................... Director and Vice President
Charter Behavioral Health System
of Nevada, Inc...................................... Director and Vice President
Charter Behavioral Health System
of New Mexico, Inc.................................. Director and Vice President
Charter Behavioral Health System
of Northern California, Inc......................... Director and Vice President
Charter Behavioral Health System
of Northwest Arkansas, Inc.......................... Director and Vice President
Charter Behavioral Health System
of Northwest Indiana, Inc........................... Director and Vice President
Charter Behavioral Health System
of Paducah, Inc..................................... Director and Vice President
Charter Behavioral Health System
of Savannah, Inc.................................... Director and Vice President
Charter Behavioral Health System
of Southern California, Inc......................... Director and Vice President
Charter Behavioral Health System
of Tampa Bay, Inc................................... Director and Vice President
Charter Behavioral Health System
of Toledo, Inc...................................... Director and Vice President
Charter Behavioral Health System
of the Inland Empire, Inc........................... Director and Vice President
Charter Behavioral Health System
of Winston-Salem, Inc............................... Director and Vice President
Charter-By-The-Sea Behavioral
Health System, Inc.................................. Director and Vice President
Charter Canyon Behavioral Health
System, Inc......................................... Director and Vice President
Charter Colonial Institute, Inc..................... Director and Vice President
Charter Community Hospital, Inc..................... Director and Vice President
Charter Community Hospital of
Des Moines, Inc..................................... Director and Vice President
Charter Contract Services, Inc...................... Director and Vice President
Charter Fairmount Behavioral
Health System, Inc.................................. Director and Vice President
Charter Financial Offices, Inc...................... Director and Vice President
Charter Forest Behavioral
Health System, Inc.................................. Director and Vice President
Charter Grapevine Behavioral
Health System, Inc.................................. Director and Vice President
Charter Greensboro Behavioral
Health System, Inc.................................. Director and Vice President
Charter Health Management of
Texas, Inc.......................................... Director and Vice President
Charter Hospital of Columbus, Inc................... Director and Vice President
Charter Hospital of Denver, Inc..................... Director and Vice President
Charter Hospital of Ft. Collins, Inc................ Director and Vice President
Charter Hospital of Laredo, Inc..................... Director and Vice President
Charter Hospital of Miami, Inc...................... Director and Vice President
Charter Hospital of Mobile, Inc..................... Director and Vice President
Charter Hospital of Northern
New Jersey, Inc..................................... Director and Vice President
Charter Hospital of Santa
Teresa, Inc......................................... Director and Vice President
Charter Hospital of St. Louis, Inc.................. Director and Vice President
Charter Hospital of Torrance, Inc................... Director and Vice President
Charter Indianapolis Behaviorial
Health System, Inc.................................. Director and Vice President
Charter Lafayette Behavioral
Health System, Inc.................................. Director and Vice President
Charter Lakeside Behavioral
Health System, Inc.................................. Director and Vice President

Charter Little Rock Behavioral
Health System, Inc.................................. Director and Vice President
Charter Louisville Behavioral
Health System, Inc.................................. Director and Vice President
Charter Medical - California, Inc................... Director and Vice President
Charter Medical - Clayton
County, Inc......................................... Director and Vice President
Charter Medical - Cleveland, Inc.................... Director and Vice President
Charter Medical - Dallas, Inc....................... Director and Vice President
Charter Medical Executive Corporation............... Director and Vice President
Charter Medical Information
Services, Inc....................................... Director and Vice President
Charter Medical International,
S.A., Inc........................................... Director and Vice President
Charter Medical - Long Beach, Inc................... Director and Vice President
Charter Medical Management Company.................. Director and Vice President
Charter Medical - New York, Inc..................... Director and Vice President
Charter Medical of North
Phoenix, Inc........................................ Director and Vice President
Charter Medical of Orange
County, Inc......................................... Director and Vice President
Charter Mental Health Options, Inc.................. Director and Vice President
Charter Milwaukee Behavioral
Health System, Inc.................................. Director and Vice President
Charter Mission Viejo Behavioral
Health System, Inc.................................. Director and Vice President
Charter MOB of Charlottesville, Inc................. Director and Vice President
Charter North Behavioral Health
System, Inc......................................... Director and Vice President
Charter North Counseling
Center, Inc......................................... Director and Vice President
Charter Northridge Behavioral
Health System, Inc.................................. Director and Vice President
Charter Northside Hospital, Inc..................... Director and Vice President
Charter Oak Behavioral Health
System, Inc......................................... Director and Vice President
Charter Palms Behavioral Health
System, Inc......................................... Director and Vice President
Charter Peachford Behavioral
Health System, Inc.................................. Director and Vice President
Charter Pines Behavioral Health
System, Inc......................................... Director and Vice President
Charter Plains Behavioral Health
System, Inc......................................... Director and Vice President
Charter - Provo School, Inc......................... Director and Vice President
Charter Psychiatric Hospitals, Inc.................. Director and Vice President
Charter Real Behavioral Health
System, Inc......................................... Director and Vice President
Charter Regional Medical
Center, Inc......................................... Director and Vice President
Charter Ridge Behavioral Health
System, Inc......................................... Director and Vice President
Charter Rivers Behavioral Health
System, Inc......................................... Director and Vice President

Charter San Diego Behavioral Health
System, Inc......................................... Director and Vice President
Charter Sioux Falls Behavioral
Health System, Inc.................................. Director and Vice President
Charter South Bend Behavioral
Health System, Inc.................................. Director and Vice President
Charter Springs Behavioral Health
System, Inc......................................... Director and Vice President
Charter Surburban Hospital of
Mesquite, Inc....................................... Director and Vice President
Charter Terre Haute Behavioral
Health System, Inc.................................. Director and Vice President
Charter Thousand Oaks Behavioral
Health System, Inc.................................. Director and Vice President
Charterton/LaGrange, Inc............................ Director and Vice President
Charter Treatment Center of
Michigan, Inc....................................... Director and Vice President
Charter Westbrook Behavioral
Health System, Inc.................................. Director and Vice President
Charter Wichita Behavioral
Health System, Inc.................................. Director and Vice President
Charter Woods Behavioral
Health System, Inc.................................. Director and Vice President
Charter Woods Hospital, Inc......................... Director and Vice President
CMCI, Inc........................................... Director and Vice President
CMFC, Inc........................................... Director and Vice President
CMSF, Inc........................................... Director and Vice President
CPS Associates, Inc................................. Director and Vice President
Desert Springs Hospital, Inc........................ Director and Vice President
Employee Assistance Services, Inc................... Director and Vice President
Florida Health Facilities, Inc...................... Director and Vice President
Gulf Coast EAP Services, Inc........................ Director and Vice President
Gwinnett Immediate Care Center, Inc................. Director and Vice President
HCS, Inc............................................ Director and Vice President
Holcomb Bridge Immediate Care
Center, Inc......................................... Director and Vice President
Hospital Investors, Inc............................. Director and Vice President
Mandarin Meadows, Inc............................... Director and Vice President
Metropolitan Hospital, Inc.......................... Director and Vice President
Middle Georgia Hospital, Inc........................ Director and Vice President
Pacific - Charter Medical, Inc...................... Director and Vice President
Peachford Professional Network, Inc................. Director and Vice President
Rivoli, Inc......................................... Director and Vice President
Shallowford Community Hospital, Inc................. Director and Vice President
Sistemas De Terapia Respiratoria
S.A., Inc........................................... Director and Vice President
Stuart Circle Hospital Corporation.................. Director and Vice President
Charter Medical of Florida, Inc..................... Director and Vice President
Western Behavioral System, Inc...................... Director and Vice President
Charter Medical (Cayman Islands) Ltd................ Director and Vice President
Charter Medical of Puerto Rico, Inc................. Director and Vice President
Charter Medical International, Inc.................. Director and Vice President
Charter Alvarado Behavioral
Health System, Inc.................................. Director and Vice President
Charter Appalachian Hall Behavioral
Health System, Inc.................................. Director and Vice President

Charter Behavioral Health System
at Fair Oaks, Inc. ................................. Director and Vice President
Charter Behavioral Health System
at Hidden Brook, Inc.. ............................. Director and Vice President
Charter Behavioral Health System at
Potomac Ridge, Inc.................................. Director and Vice President
Charter Behavioral Health System at
Warwick Manor, Inc.................................. Director and Vice President
Charter Behavioral Health System of
Baywood, Inc........................................ Director and Vice President
Charter Behavioral Health System of
Bradenton, Inc...................................... Director and Vice President
Charter Behavioral Health System of
Evansville, Inc..................................... Director and Vice President
Charter Behavioral Health System of
Lafayette, Inc...................................... Director and Vice President
Charter Behavioral Health System at
Michigan City, Inc.................................. Director and Vice President
Charter Behavioral Health System of
Nashua, Inc......................................... Director and Vice President
Charter Behavioral Health System of
San Jose, Inc....................................... Director and Vice President
Charter Behavioral Health System of
Texarkanna, Inc..................................... Director and Vice President
Charter Behavioral Health System of
Visalia, Inc........................................ Director and Vice President
Charter Behavioral Health System of
Waverly, Inc........................................ Director and Vice President
Charter Behavioral Health System of
Tucson, Inc......................................... Director and Vice President
Charter Canyon Springs Behavioral
Health System, Inc.................................. Director and Vice President
Charter Centennial Peaks Behavioral
Health System, Inc.................................. Director and Vice President
Charter Cove Forge Behavioral Health
System, Inc......................................... Director and Vice President
Charter Fairbridge Behavioral Health
System, Inc......................................... Director and Vice President
Charter Lakehurst Behavioral Health
System, Inc......................................... Director and Vice President
Charter Linden Oaks Behavioral Health
System, Inc......................................... Director and Vice President
Charter Meadows Behavioral Health
System, Inc......................................... Director and Vice President
Charter Springwood  Behavioral Health
System, Inc......................................... Director and Vice President
Charter White Oak Behavioral Health
System, Inc......................................... Director and Vice President
NEPA-Massachusetts.................................. Director and Vice President
NEPA-New Hampshire.................................. Director and Vice President
Charter Medical of East Valley, Inc................. Director and Vice President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of August, 1994.


                                             /s/ Joseph M. Cobern
                                             ------------------------------
                                             Joseph M. Cobern

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOSEPH M. COBERN



Ambulatory Resources, Inc.............................................  Director
Atlanta MOB, Inc......................................................  Director
Beltway Community Hospital, Inc.......................................  Director
Charter of Alabama, Inc...............................................  Director
C.A.C.O. Services, Inc................................................  Director
CCM, Inc..............................................................  Director
Charter Augusta Behavioral Health System, Inc.........................  Director
Charter Beacon Behavioral Health System, Inc..........................  Director
Charter Behavioral Health System of Athens, Inc.......................  Director
Charter Behavioral Health System of Austin, Inc.......................  Director
Charter Behavioral Health System of Central
     Georgia, Inc.....................................................  Director
Charter Behavioral Health System of
     Charleston, Inc..................................................  Director
Charter Behavioral Health System of
     Charlottesville, Inc.............................................  Director
Charter Behavioral Health System of Chicago, Inc......................  Director
Charter Behavioral Health System of
     Columbia, Inc....................................................  Director
Charter Behavioral Health System of
     Corpus Christi, Inc..............................................  Director
Charter Behavioral Health System of Dallas, Inc.......................  Director
Charter Behavioral Health System of
     Ft. Worth, Inc...................................................  Director
Charter Behavioral Health System of Jackson, Inc......................  Director
Charter Behavioral Health System of
     Jacksonville, Inc................................................  Director
Charter Behavioral Health System of
     Kansas City, Inc.................................................  Director
Charter Behavioral Health System of
     Lake Charles, Inc................................................  Director
Charter Behavioral Health System of Mobile, Inc.......................  Director
Charter Behavioral Health System of Nevada, Inc.......................  Director
Charter Behavioral Health System of
     New Mexico, Inc..................................................  Director
Charter Behavioral Health System of
     Northern California, Inc.........................................  Director
Charter Behavioral Health System of
     Northwest Arkansas, Inc..........................................  Director
Charter Behavioral Health System of Northwest
     Indiana, Inc.....................................................  Director
Charter Behavioral Health System of Paducah, Inc......................  Director
Charter Behavioral Health System of
     Savannah, Inc....................................................  Director
Charter Behavioral Health System of Southern
     California, Inc..................................................  Director
Charter Behavioral Health System of Tampa

     Bay, Inc.........................................................  Director
Charter Behavioral Health System of Toledo, Inc.......................  Director
Charter Behavioral Health System of the
     Inland Empire, Inc...............................................  Director
Charter Behavioral Health System of
     Winston-Salem, Inc...............................................  Director
Charter-By-The-Sea Behavioral Health System, Inc......................  Director
Charter Canyon Behavioral Health System, Inc..........................  Director
Charter Colonial Institute, Inc.......................................  Director
Charter Community Hospital, Inc.......................................  Director
Charter Community Hospital of Des Moines, Inc.........................  Director
Charter Contract Services, Inc........................................  Director
Charter Fairmount Behavioral Health System, Inc.......................  Director
Charter Financial Offices, Inc........................................  Director
Charter Forest Behavioral Health System, Inc..........................  Director
Charter Grapevine Behavioral Health System, Inc.......................  Director
Charter Greensboro Behavioral Health System, Inc......................  Director
Charter Health Management of Texas, Inc...............................  Director
Charter Hospital of Columbus, Inc.....................................  Director
Charter Hospital of Denver, Inc.......................................  Director
Charter Hospital of Ft. Collins, Inc..................................  Director
Charter Hospital of Laredo, Inc.......................................  Director
Charter Hospital of Miami, Inc........................................  Director
Charter Hospital of Mobile, Inc.......................................  Director
Charter Hospital of Northern New Jersey, Inc..........................  Director
Charter Hospital of Santa Teresa, Inc.................................  Director
Charter Hospital of St. Louis, Inc....................................  Director
Charter Hospital of Torrance, Inc.....................................  Director
Charter Indianapolis Behaviorial
     Health System, Inc...............................................  Director
Charter Lafayette Behavioral Health System, Inc.......................  Director
Charter Lakeside Behavioral Health System, Inc........................  Director
Charter Little Rock Behavioral
     Health System, Inc...............................................  Director
Charter Louisville Behavioral Health System, Inc......................  Director
Charter Medical - California, Inc.....................................  Director
Charter Medical - Clayton County, Inc.................................  Director
Charter Medical - Cleveland, Inc......................................  Director
Charter Medical - Dallas, Inc.........................................  Director
Charter Medical Executive Corporation.................................  Director
Charter Medical Information Services, Inc.............................  Director
Charter Medical International, S.A., Inc..............................  Director
Charter Medical - Long Beach, Inc.....................................  Director
Charter Medical Management Company....................................  Director
Charter Medical - New York, Inc.......................................  Director
Charter Medical of East Valley, Inc...................................  Director
Charter Medical of North Phoenix, Inc.................................  Director
Charter Medical of Orange County, Inc.................................  Director
Charter Mental Health Options, Inc....................................  Director
Charter Milwaukee Behavioral Health System, Inc.......................  Director
Charter Mission Viejo Behavioral Health
     System, Inc......................................................  Director
Charter MOB of Charlottesville, Inc...................................  Director
Charter North Behavioral Health System, Inc...........................  Director
Charter North Counseling Center, Inc..................................  Director

Charter Northridge Behavioral Health System, Inc......................  Director
Charter Northside Hospital, Inc.......................................  Director
Charter Oak Behavioral Health System, Inc.............................  Director
Charter Palms Behavioral Health System, Inc...........................  Director
Charter Peachford Behavioral Health System, Inc.......................  Director
Charter Pines Behavioral Health System, Inc...........................  Director
Charter Plains Behavioral Health System, Inc..........................  Director
Charter - Provo School, Inc...........................................  Director
Charter Psychiatric Hospitals, Inc....................................  Director
Charter Real Behavioral Health System, Inc............................  Director
Charter Regional Medical Center, Inc..................................  Director
Charter Ridge Behavioral Health System, Inc...........................  Director
Charter Rivers Behavioral Health System, Inc..........................  Director
Charter San Diego Behavioral Health System, Inc.......................  Director
Charter Sioux Falls Behavioral Health
     System, Inc......................................................  Director
Charter South Bend Behavioral Health System, Inc......................  Director
Charter Springs Behavioral Health System, Inc.........................  Director
Charter Surburban Hospital of Mesquite, Inc...........................  Director
Charter Terre Haute Behavioral Health
     System, Inc...................................................... Director
Charter Thousand Oaks Behavioral Health
     System, Inc......................................................  Director
Charterton/LaGrange, Inc..............................................  Director
Charter Treatment Center of Michigan, Inc.............................  Director
Charter Westbrook Behavioral Health System, Inc.......................  Director
Charter Wichita Behavioral Health System, Inc.........................  Director
Charter Woods Behavioral Health System, Inc...........................  Director
Charter Woods Hospital, Inc. .........................................  Director
CMCI, Inc.............................................................  Director
CMFC, Inc.............................................................  Director
CMSF, Inc.............................................................  Director
CPS Associates, Inc...................................................  Director
Desert Springs Hospital, Inc..........................................  Director
Employee Assistance Services, Inc.....................................  Director
Florida Health Facilities, Inc........................................  Director
Gulf Coast EAP Services, Inc..........................................  Director
Gwinnett Immediate Care Center, Inc...................................  Director
HCS, Inc..............................................................  Director
Holcomb Bridge Immediate Care Center, Inc.............................  Director
Hospital Investors, Inc...............................................  Director
Mandarin Meadows, Inc.................................................  Director
Metropolitan Hospital, Inc............................................  Director
Middle Georgia Hospital, Inc..........................................  Director
Pacific - Charter Medical, Inc........................................  Director
Peachford Professional Network, Inc...................................  Director
Rivoli, Inc...........................................................  Director
Shallowford Community Hospital, Inc...................................  Director
Sistemas De Terapia Respiratoria S.A., Inc............................  Director
Stuart Circle Hospital Corporation....................................  Director
Charter Medical of Florida, Inc.......................................  Director
Western Behavioral System, Inc........................................  Director
Charter Medical of Puerto Rico, Inc...................................  Director

Schizophrenia Treatment and Rehabilitation............................  Director
Charter Alvarado Behavioral Health System, Inc........................  Director
Charter Appalachian Hall Behavioral
     Health System, Inc...............................................  Director
Charter Behavioral Health System at
     Fair Oaks, Inc...................................................  Director
Charter Behavioral Health System at
     Hidden Brook, Inc................................................  Director
Charter Behavioral Health System at
     Potomac Ridge, Inc...............................................  Director
Charter Behavioral Health System at
     Warwick Manor, Inc...............................................  Director
Charter Behavioral Health System of
     Baywood, Inc.....................................................  Director
Charter Behavioral Health System of
     Bradenton, Inc...................................................  Director
Charter Behavioral Health System of
     Evansville, Inc..................................................  Director
Charter Behavioral Health System of
     Lafayette, Inc...................................................  Director
Charter Behavioral Health System at
     Michigan City, Inc...............................................  Director
Charter Behavioral Health System of
     Nashua, Inc......................................................  Director
Charter Behavioral Health System of
     San Jose, Inc....................................................  Director
Charter Behavioral Health System of
     Texarkanna, Inc..................................................  Director
Charter Behavioral Health System of
     Visalia, Inc.....................................................  Director
Charter Behavioral Health System of
     Waverly, Inc.....................................................  Director
Charter Behavioral Health System of
     Tucson, Inc......................................................  Director
Charter Canyon Springs Behavioral
     Health System, Inc...............................................  Director
Charter Centennial Peaks Behavioral
     Health System, Inc...............................................  Director
Charter Cove Forge Behavioral Health
     System, Inc......................................................  Director
Charter Fairbridge Behavioral Health
     System, Inc......................................................  Director
Charter Lakehurst Behavioral Health
     System, Inc......................................................  Director
Charter Linden Oaks Behavioral Health
     System, Inc......................................................  Director
Charter Meadows Behavioral Health
     System, Inc......................................................  Director
Charter Springwood  Behavioral Health
     System, Inc......................................................  Director
Charter White Oak Behavioral Health
     System, Inc......................................................  Director
NEPA-Massachusetts....................................................  Director
NEPA-New Hampshire....................................................  Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 3rd day of August, 1994.


                                             /s/ Laurence J. Steudle
                                             --------------------------------
                                             Laurence J. Steudle

                                    EXHIBIT A
                                POWER OF ATTORNEY
                               LAURENCE J. STEUDLE


Charter Alvarado Behavioral Health System, Inc.......................  President
Charter Behavioral Health System of the Inland Empire, Inc...........  President
Charter Medical-Long Beach, Inc......................................  President
Charter Mission Viejo Behavioral Health System, Inc..................  President
Charter Oak Behavioral Health System, Inc............................  President
Charter Thousand Oaks Behavioral Health System, Inc..................  President
Charter Behavioral Health System San Diego, Inc......................  President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 3rd day of August, 1994.


                                             /s/ Vernon S. Westrich
                                             --------------------------------
                                             Vernon S. Westrich

                                    EXHIBIT A
                                POWER OF ATTORNEY
                               VERNON S. WESTRICH


Charter Beacon Behavioral Health System, Inc.. . . . . . . . . . . . .President
Charter Behavioral Health System of Chicago, Inc.. . . . . . . . . . .President
Charter Behavioral Health System of Columbia, Inc. . . . . . . . . . .President
Charter Behavioral Health System of Kansas City, Inc . . . . . . . . .President
Charter Behavioral Health System of Evansville, Inc. . . . . . . . . .President
Charter Behavioral Health System of Michigan City, Inc . . . . . . . .President
Charter Behavioral Health System of Northwest
          Arkansas, Inc. . . . . . . . . . . . . . . . . . . . . . . .President
Charter Behavioral Health System of Northwest
          Indiana, Inc . . . . . . . . . . . . . . . . . . . . . . . .President
Charter Behavioral Health System of Paducah, Inc . . . . . . . . . . .President
Charter Behavioral Health System of Texarkana, Inc . . . . . . . . . .President
Charter Behavioral Health System of Toledo, Inc. . . . . . . . . . . .President
Charter Behavioral Health System of Waverly, Inc . . . . . . . . . . .President
Charter Centennial Peaks Behavioral System, Inc. . . . . . . . . . . .President
Charter Contract Services, Inc . . . . . . . . . . . . . . . . . . . .President
Charter Indianapolis Behavior Health System, Inc . . . . . . . . . . .President
Charter Lafayette Behavioral Health System, Inc. . . . . . . . . . . .President
Charter Linden Oaks Behavioral Health System, Inc. . . . . . . . . . .President
Charter Little Rock Behavioral Health System, Inc. . . . . . . . . . .President
Charter Louisville Behavioral Health System, Inc . . . . . . . . . . .President
Charter Milwaukee Behavioral Health System, Inc. . . . . . . . . . . .President
Charter Ridge Behavioral Health System, Inc. . . . . . . . . . . . . .President
Charter Sioux Falls Behavioral Health System, Inc. . . . . . . . . . .President
Charter South Bend Behavioral Health System, Inc . . . . . . . . . . .President
Charter Terre Haute Behavioral Health System, Inc. . . . . . . . . . .President
Charter Wichita Behavioral Health System, Inc. . . . . . . . . . . . .President
Charterton/LaGrange, Inc . . . . . . . . . . . . . . . . . . . . . . .President

                                POWER OF ATTORNEY

The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 5th day of August, 1994.


                                                  /s/ Ken F. Courage, Jr.
                                                  --------------------------
                                                  Ken F. Courage, Jr.

                                    EXHIBIT A
                                POWER OF ATTORNEY
                               KEN F. COURAGE, JR.

Charter Behavioral Health System at Fair Oak, Inc....................  President
Charter Behavioral Health System at Hidden Brook, Inc................  President
Charter Behavioral Health System at Potomac Ridge, Inc...............  President
Charter Behavioral Health System at Warwick Manor, Inc...............  President
Charter Behavioral Health System of
     Charlottesville, Inc............................................  President
Charter Behavioral Health System of Nashua, Inc......................  President
Charter Cove Forge Behavioral Health System, Inc.....................  President
Charter Fairbridge Behavioral Health System, Inc.....................  President
Charter Fairmont Behavioral Health System, Inc.......................  President
Charter Lakehurst Behavioral Health System, Inc......................  President
Charter Meadows Behavioral Health System, Inc........................  President
Charter Springwood Behavioral Health System, Inc.....................  President
Charter Westbrook Behavioral Health System, Inc......................  President
Charter White Oak Behavioral Health System, Inc......................  President
NEPA-Massachusetts, Inc..............................................  President
NEPA-New Hampshire, Inc..............................................  President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 3rd day of August, 1994.


                                             /s/ Gerald A. Greene
                                             ------------------------------
                                             Gerald A. Greene

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                GERALD A. GREENE


Charter Behavioral Health System of Nevada, Inc......................  President
Charter Behavioral Health system of San Jose, Inc....................  President
Charter Behavioral Health System of Tucson, Inc......................  President
Charter Canyon Behavioral Health System, Inc.........................  President
Charter Medical of East Valley, Inc..................................  President
Charter Medical of North Phoenix, Inc................................  President
Charter North Behavioral Health System, Inc..........................  President
Charter Medical of East Valley, Inc..................................  President
Charter-Provo School, Inc............................................  President
Charter Behavioral Health System of Northern California, Inc.........  President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 3rd day of August, 1994.


                                             /s/ Jon C. O'Shaughnessy
                                             --------------------------------
                                             Jon C. O'Shaughnessy

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              JON C. O'SHAUGHNESSY


CMSF, Inc............................................................  President
CPS Associates, Inc..................................................  President
Charter Appalachian Hall Behavioral Health
      System, Inc....................................................  President
Charter Augusta Behavioral Health System, Inc........................  President
Charter Behavioral Health System of
      Athens, Inc....................................................  President
Charter Behavioral Health System of
      Bradenton, Inc.................................................  President
Charter Behavioral Health System of
      Central Georgia, Inc...........................................  President
Charter Behavioral Health System of
      Charleston, Inc................................................  President
Charter Behavioral Health System of
      Jacksonville, Inc..............................................  President
Charter Behavioral Health System of
      Savannah, Inc..................................................  President
Charter Behavioral Health System of
      Tampa Bay, Inc.................................................  President
Charter By-The-Sea Behavioral Health System..........................  President
Charter Hospital of Miami, Inc.......................................  President
Charter MOB of Charlottesville, Inc..................................  President
Charter Medical of Florida, Inc......................................  President
Charter Peachford Behavioral Health System, Inc......................  President
Charter Rivers Behavioral Health System, Inc.........................  President
Charter Springs Behavioral Health System, Inc........................  President
Florida Health Facilities, Inc.......................................  President
Peachford Professional Network, Inc..................................  President